UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2015

PRESBIA PLC

(Exact Name of Registrant as Specified in Charter)

Ireland	001-36824	98-1162329
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120/121 Baggot Street Lower

Dublin 2 Ireland

(Address of Principal Executive Offices)(Zip Code)

+353 (1) 659 9446

Registrant’s Telephone Number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

As an Irish public limited company, Presbia PLC (the “Company”) is required, in connection with its annual general shareholders meeting, to send or make available to its shareholders the Company’s Irish statutory accounts for the year ended December 31, 2014 and related reports (the “Irish Statutory Accounts”). A copy of the Irish Statutory Accounts is attached hereto as Exhibit 99.1. Although the Irish Statutory Accounts are based on the financial statements the Company prepared in accordance with U.S. generally accepted accounting principles and filed as a part of its Annual Report on Form 10-K, the Irish Statutory Accounts include disclosures and presentation formats required by the Republic of Ireland’s Irish Companies Act 1963-2013.

The Irish Statutory Accounts will be sent or made available to shareholders in advance of the Company’s 2015 Annual General Meeting, as required by Irish law.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Number	Exhibit

99.1	Irish Statutory Accounts for the fiscal year ended December 31, 2014 (furnished herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRESBIA PLC

By:	/s/ Richard Fogarty
Name:	Richard Fogarty
Title:	Chief Accounting Officer

Dated: June 11, 2015

Exhibit Index

Number	Exhibit

99.1	Irish Statutory Accounts for the fiscal year ended December 31, 2014 (furnished herewith)